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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              Current Report pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)   August 4, 2005
                                                            --------------

                              TRAILER BRIDGE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                         000-22837            13-3617986
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(State or other jurisdiction              (Commission          (IRS Employer
      of incorporation)                  File Number)       Identification No.)

 10405 New Berlin Road East
    Jacksonville, Florida                                         32226
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number including area code:             (904)-751-7100
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                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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         On August 4, 2005, Trailer Bridge issued a release regarding earnings for the second quarter of 2005. The text of the press release is attached as
Exhibit 99.1.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS
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(c)     Exhibits:
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        99.1     Press Release.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRAILER BRIDGE, INC.



Date: August 15, 2005                   By:   /s/ John D. McCown
                                           -------------------------------------
                                              John D. McCown
                                              Chairman and Chief Executive
                                              Officer







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